                                                             EXHIBIT NO. 99.2(b)

                                     MASTER

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                   THE TRUSTS IDENTIFIED ON APPENDIX A HERETO

                          JANUARY 1, 2002, AS REVISED:

                      June 23, 2004 (Article VI: Section 1)

                             APPENDIX A, AS REVISED:

                June 28, 2005 (Addition of MFS Series Trust XII)

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 MASTER AMENDED AND RESTATED BY-LAWS, JANUARY 1, 2002, AS REVISED JUNE 23, 2004

                                                                      APPENDIX A
                                                          REVISED: JUNE 28, 2005

                                                                        FISCAL
TRUST                                                                   YEAR END
--------------------------------------------------------------------------------
MFS Series Trust I                                                      08/31
MFS Series Trust II                                                     11/30
MFS Series Trust III                                                    01/31
MFS Series Trust IV                                                     08/31
MFS Series Trust V                                                      09/30
MFS Series Trust VI                                                     10/31
MFS Series Trust VII                                                    11/30
MFS Series Trust VIII                                                   10/31
MFS Series Trust IX                                                     04/30*
                                                                        10/31**
MFS Series Trust X                                                      05/31*
                                                                        07/31**
                                                                        08/31***
MFS Series Trust XI                                                     09/30
MFS Series Truist XII                                                   4/30

----------
*    The fiscal year end is 4/30 for the following series of MFS Series Trust
     IX:

          MFS Bond Fund
          MFS Emerging Opportunities Fund
          MFS Intermediate Investment Grade Bond Fund
          MFS Limitied Maturity Fund
          MFS Municipal Limited Maturity Fund
          MFS Research Bond Fund
          MFS Research Bond Fund J

**   The fiscal year end is 10/31 for the following series of MFS Series Trust
     IX:

          MFS Inflation Adjusted Bond Fund

*    The fiscal year end is 5/31 for the following series of MFS Series Trust X:

          MFS Aggressive Growth Allocation Fund
          MFS Conservative Allocation Fund
          MFS Emerging Markets Equity Fund
          MFS Gemini U.K. Fund
          MFS Growth Allocation Fund
          MFS International Growth Fund
          MFS International Value Fund
          MFS Moderate Allocation Fund
          MFS International Diversification Fund

**   The fiscal year end is 7/31 for the following series of MFS Series Trust X:

          MFS Emerging Markets Debt Fund
          MFS Global Value Fund
          MFS New Endeavor Fund
          MFS Strategic Value Fund

***  The fiscal year end is 8/31 for the following series of MFS Series Trust X:

          MFS Floating Rate High Income Fund

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

                                                                        FISCAL
TRUST                                                                   YEAR END
--------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                           12/31
MFS Government Securities Fund                                          02/28
Massachusetts Investors Growth Stock Fund                               11/30
MFS Government Limited Maturity Fund                                    12/31
Massachusetts Investors Trust                                           12/31

MFS Municipal Income Trust                                              10/31
MFS Multimarket Income Trust                                            10/31
MFS Government Markets Income Trust                                     11/30
MFS Intermediate Income Trust                                           10/31
MS Charter Income Trust                                                 11/30
MFS Special Value Trust                                                 10/31
MFS Municipal Series Trust                                              03/31
MFS Institutional Trust                                                 06/30
MFS Variable Insurance Trust                                            12/31

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